EXHIBIT 32
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                       CERTIFICATIONS OF
      CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
        PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
   ---------------------------------------------------------


     The following statement is provided by the undersigned to accompany the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of JMB/245 PARK AVENUE ASSOCIATES, LTD.





By:/s/  Patrick J. Meara      By:/s/  Gailen J. Hull
   ----------------------        ----------------------------
   Patrick J. Meara              Gailen J. Hull
   Chief Executive Officer       Chief Financial Officer and
                                 Principal Accounting Officer